UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 30, 2023 (August 22, 2023)

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by EQT Corporation (“EQT”) with the Securities and Exchange Commission (the “SEC”) on August 22, 2023 (the “Initial Form 8-K”), on August 22, 2023, EQT and its wholly owned subsidiary, EQT Production Company (the “Buyer”), consummated the previously announced acquisition of the upstream oil and gas assets of THQ Appalachia I, LLC (the “Upstream Seller”) and the gathering and processing assets of THQ-XcL Holdings I, LLC (the “Midstream Seller”) through the Buyer’s acquisition of all of the issued and outstanding membership interests of each of THQ Appalachia I Midco, LLC and THQ-XcL Holdings I Midco, LLC in exchange for 49,599,796 shares of EQT common stock and approximately $2.4 billion in cash, subject to customary post-closing adjustments.

This Amendment No. 1 to the Initial Form 8-K (this “Amendment No. 1”) amends the Initial Form 8-K to include the financial statements of a business acquired required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Initial Form 8-K remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited consolidated financial statements of the Upstream Seller and subsidiaries as of December 31, 2022 and 2021 and for the years then ended, and the notes related thereto, were filed as Exhibit 99.2 to the Current Report on Form 8-K filed by EQT with the SEC on May 3, 2023 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of the Upstream Seller and subsidiaries as of June 30, 2023 and for the six months ended June 30, 2023 and 2022, and the notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1.

The audited consolidated financial statements of the Midstream Seller and subsidiaries as of December 31, 2022 and 2021 and for the years then ended, and the notes related thereto, were filed as Exhibit 99.3 to the Current Report on Form 8-K filed by EQT with the SEC on May 3, 2023 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of the Midstream Seller and subsidiaries as of June 30, 2023 and for the six months ended June 30, 2023 and 2022, and the notes related thereto, are filed as Exhibit 99.4 to this Amendment No. 1.

The audit report prepared by Cawley, Gillespie & Associates, Inc., independent petroleum engineers, relating to the Upstream Seller’s estimated quantities of its proved natural gas, natural gas liquids and crude oil reserves as of December 31, 2022 was filed as Exhibit 99.5 to the Current Report on Form 8-K filed by EQT with the SEC on May 3, 2023 and is incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of EQT and subsidiaries as of June 30, 2023 and unaudited pro forma condensed combined statements of operations of EQT and subsidiaries for the six months ended June 30, 2023 and the year ended December 31, 2022, and the notes related thereto, are filed as Exhibit 99.5 to this Amendment No. 1.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP (independent auditors of THQ Appalachia I, LLC).
23.2	Consent of KPMG LLP (independent auditors of THQ-XcL Holdings I, LLC).
23.3	Consent of Cawley, Gillespie & Associates, Inc.
99.1	Audited consolidated financial statements of THQ Appalachia I, LLC and subsidiaries as of December 31, 2022 and 2021 and for the years then ended, and the notes related thereto (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by EQT with the SEC on May 3, 2023).
99.2	Unaudited condensed financial statements of THQ Appalachia I, LLC and subsidiaries as of June 30, 2023 and for the six months ended June 30, 2023 and 2022, and the notes related thereto.
99.3	Audited consolidated financial statements of THQ-XcL Holdings I, LLC and subsidiaries as of December 31, 2022 and 2021 and for the years then ended, and the notes related thereto (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by EQT with the SEC on May 3, 2023).
99.4	Unaudited condensed financial statements of THQ-XcL Holdings I, LLC and subsidiaries as of June 30, 2023 and for the six months ended June 30, 2023 and 2022, and the notes related thereto.
99.5	Unaudited pro forma condensed combined balance sheet of EQT and subsidiaries as of June 30, 2023 and unaudited pro forma condensed combined statements of operations of EQT and subsidiaries for the six months ended June 30, 2023 and the year ended December 31, 2022.
99.6	Audit report prepared by Cawley, Gillespie & Associates, Inc., dated February 8, 2023, with respect to estimates of reserves and future net revenue of THQ Appalachia I, LLC as of December 31, 2022 (incorporated by reference to Exhibit 99.5 to the Current Report on Form 8-K filed by EQT with the SEC on May 3, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: October 30, 2023	By:	/s/ Jeremy T. Knop
	Name:	Jeremy T. Knop
	Title:	Chief Financial Officer